UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2000
                                                        (October 24, 2000)

                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEVADA                        00-09322                   75-1667097
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)         (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

                                  4301 WINDFERN
                              HOUSTON, TEXAS 77041
    (ADDRESS OF REGISTRANT"S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 600-4000
              (REGISTRANT"S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On October 24, 2000, iExalt, Inc., a Nevada corporation (the "Company"), agreed to acquire all issued and outstanding stock of CleanWeb, Inc., a Texas corporation ("CleanWeb"). CleanWeb provides premium filtered Internet access nationwide. CleanWeb's operations will be consolidated with the operations of the Company's ISP division, iExalt.net, but the Company will market services under both product names.

      As consideration for the acquisition, the Company issued a total of 2,313,000 common shares in exchange for all issued and outstanding stock of CleanWeb. In addition, if the actual number of CleanWeb's subscribers is above 6,200 or below 6,000 as of October 31, 2000, the agreement provides for an increase or decrease in the number of common shares to be issued by the Company. The amount of the consideration was based on arms-length negotiation among the parties.

      The Company also granted "piggyback" registration rights with respect to an aggregate of 200,000 iExalt common shares issued in the acquisition.

       A copy of the press release issued by the Company relating to the acquisition is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         As of the date of this Form 8-K, it is impracticable for the Company to file the required financial statements of the acquired business. The Company intends to file such required information with the Securities and Exchange Commission as soon as the financial statements become available but in any event not later than seventy-five days after the consummation of the acquisition.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         As of the date of this Form 8-K, it is impracticable for the Company to file the required pro forma financial information relating to the acquired business. The Company intends to file such information concurrently with the filing of the financial statements discussed above, but no later than seventy-five days after the consummation of the acquisition.

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
         (c)      EXHIBITS.

         The following exhibits are filed herewith:

         EXHIBIT NO.                          DESCRIPTION
         ----------                           -----------
            2.1 Stock Exchange Agreement, dated October 24, 2000, between iExalt, Inc. and Ted L. Parker, the sole shareholder of CleanWeb, Inc. (schedule and notary statements omitted).

            4.1 Investor's Rights Agreement, dated October 24, 2000, by and among iExalt, Inc., certain shareholders of iExalt, and Ted L. Parker (exhibits omitted).

           99.1 Press release issued by the Company relating to the acquisition of CleanWeb, Inc.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:   November 8, 2000.                     iExalt, Inc.



                                              By: /s/ JAMES W. CARROLL
                                                      James W. Carroll
                                                      VICE PRESIDENT AND
                                                      CHIEF ACCOUNTING OFFICER

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
                                INDEX TO EXHIBITS

         The following exhibits are filed herewith:

         EXHIBIT NO.                          DESCRIPTION
         ----------                           -----------
            2.1 Stock Exchange Agreement, dated October 24, 2000, between iExalt, Inc. and Ted L. Parker, the sole shareholder of CleanWeb, Inc. (schedule and notary statements omitted).

            4.1 Investor's Rights Agreement, dated October 24, 2000, by and among iExalt, Inc., certain shareholders of iExalt, and Ted L. Parker (exhibits omitted).

           99.1 Press release issued by the Company relating to the acquisition of CleanWeb, Inc.

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